UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 6, 2004

NEXTEL PARTNERS, INC.

(Exact Name Of Registrant as Specified in Charter)

DELAWARE	000-29633	91-1930918
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4500 Carillon Point

Kirkland, Washington 98033

(425) 576-3600

(Address and Telephone Number of Registrant’s Principal Executive Offices)

Item 9.  Regulation FD Disclosure and Item 12.  Results of Operations and Financial Condition.

                    On January 6, 2004, Nextel Partners, Inc. (the “Company”) announced that at the Smith Barney Citigroup Entertainment, Media and Telecommunications Conference today the Company’s Chairman, CEO and President, John Chapple, will inform investors of the Company’s strong operational trends and will reaffirm its full-year 2003 guidance.  Chapple will state that the Company fully expects to achieve the full-year 2003 guidance which was previously provided on the Company’s third quarter 2003 earnings call on October 22, 2003.  A copy of the Company’s press release is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.  The information in this report and the attached press release shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

                    The attached press release contains forward-looking statements relating to the Company’s performance.  A more thorough discussion of certain factors which may affect the Company’s operating results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2003.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTEL PARTNERS, INC.

Date: January 6, 2004	By:	/s/ Barry Rowan
Barry Rowan
Vice President, Chief Financial Officer and Treasurer